SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549




                          FORM 8-K

           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):
                       March 11, 1994


                FHP International Corporation
   (Exact name of registrant as specified in its charter)


                          Delaware
       (State or other jurisdiction of incorporation)


        0-14796                          33-0072502

Commission File Number        (IRS Employer Identification No.)


9900 Talbert Avenue, Fountain Valley, California       92708
(Address of principal executive offices)            (Zip Code)


                        (714) 378-5000
                 Registrant's Telephone Number
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Item 5.  Other Events.

          On March 11, 1994, the Board of Directors of FHP In-ternational Corporation, a Delaware corporation (the "Com-pany"), approved an Amended and Restated Amended and Restated Rights Agreement dated as of March 28, 1994 (the "Amended and Restated Rights Agreement") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). The Amended and Restated Rights Agreement amends and restates the terms of the Rights Agreement, dated as of June 8, 1990, by and between the Company and the Rights Agent (the "Old Rights Agreement") and of the rights (the "Rights") issued by the Company as a dividend to stockholders of record at the close of business on June 29, 1990 (the "Rights Record Date"). Pursuant to the Amended and Restated Rights Agreement, each Right now entitles the registered holder to purchase from the Company one one-fourth of a share of common stock, par value $.05 per share, of the Company (the "Common Shares") at a price of $80 per full Common Share ($20 per one-fourth Common Share) (the "Exercise Price"), subject to adjustment.

          Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired ben-eficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announce-ment of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the out-standing Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of the Summary of Rights included as Exhibit A of the Old Rights Agreement attached thereto.

          The Amended and Restated Rights Agreement provides that, until the Distribution Date, the Rights will be trans-ferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption of expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will con-tain a notation incorporating the Amended and Restated Rights Agreement by reference. Until the Distribution Date (or ear-lier redemption of expiration of the Rights), the surrender for transfer of any certificates for Common Shares in respect of which Rights have bene issued will also constitute the transfer of the Rights associated with the Common Shares represented by such certificates. As soon as practicable fol-lowing the Distribution Date, separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

          No Right is exercisable at any time prior to the - Distribution Date. The Rights will expire at the close of business on June 29, 2000 (the "Final Expiration Date") unless earlier redeemed or exchanged by the Company as described be-low. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including without limitation the right to vote or to receive dividends.

          The Purchase Price payable, and the number of Common Shares or other securities issuable, upon exercise of the - Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for a purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or cash (excluding regular periodic cash dividends), assets, stock (excluding dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

          In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

          At any time after any person or group becomes an Ac-quiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

          With certain exceptions, no adjustment in the Pur-chase Price will be required until cumulative adjustments re-quire an adjustment in the Purchase Price of at least 1%. The Company is not required to issue fractional Common Shares or other securities issuable upon the exercise of Rights. In lieu of issuing such securities, the Company may make a cash payment, as provided in the Amended and Restated Rights Agreement.

          At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial own-ership of 15% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Re-demption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresh-olds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

          The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other busi-ness combination approved by the Board of Directors since the Rights may be redeemed by the Company at the Redemption Price prior to the time that a person or group has become an Acquir-ing Person.

          The foregoing description of the Amended and Restated Rights Agreement is incomplete and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement, which is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits.

Exhibit No.    Description

     1         Amended and Restated Rights Agreement,
															dated as of March 28, 1994, between
               the Company and the Rights Agent.

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                           SIGNATURE



          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.


Dated:  March 31, 1994

                             FHP INTERNATIONAL CORPORATION



                             By: /s/ Jack D. Massimino
                                Name: Jack D. Massimino
                                Title: Executive Vice President

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